                                                                      Exhibit 23







                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-66747, 333-66739, 333-66733 and 333-66741) of our report dated March 15, 2000, with respect to the consolidated financial statements and schedule of Penwest Pharmaceuticals Co. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                            /s/ Ernst & Young LLP


Stamford, Connecticut
March 15, 2000